UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2015

Walter Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

3000 Riverchase Galleria, Suite 1700
Birmingham, Alabama 35244
(205) 745-2000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 23, 2015, Walter Energy, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”), at which the Company’s stockholders voted on the following three proposals that were disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 11, 2015 (the “Proxy Statement”):

1.	A proposal to elect eight director nominees to the Board of Directors of the Company (“Proposal 1”);

2.	A proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement (“Proposal 2”); and

3.	A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015 (“Proposal 3”).

The final voting results from the 2015 Annual Meeting were as follows:

Proposal 1 - Election of Directors. Each of the director nominees listed below received the following votes. In addition, there were 32,640,798 broker non-votes for Proposal 1.

Name of Nominee	Shares Voted For	Shares Voted Against	Abstentions
Mary R. "Nina" Henderson	10,760,316	4,109,756	382,091
Jerry W. Kolb	10,758,543	4,148,615	345,005
Patrick A. Kriegshauser	10,419,679	4,490,393	342,091
Joseph B. Leonard	10,624,670	4,294,268	333,225
Bernard G. Rethore	11,260,502	3,657,975	333,686
Walter J. Scheller, III	11,281,166	3,624,694	346,303
Michael T. Tokarz	10,641,270	4,304,236	306,207
A.J. Wagner	10,783,733	4,139,506	328,924

Accordingly, each of the above-named director nominees has been elected to serve on the Company’s Board of Directors until the Company’s 2016 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified.

Proposal 2 - Advisory Vote on Executive Compensation. The stockholders did not approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. There were 32,640,798 broker non-votes for Proposal 2.

Shares Voted For	Shares Voted Against	Abstentions
4,209,385	10,742,689	300,089

Proposal 3 - Ratification of Independent Auditors. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. There were no broker non-votes for Proposal 3.

Shares Voted For	Shares Voted Against	Abstentions
42,035,229	5,246,572	611,160

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: April 27, 2015	By:	/s/ Earl H. Doppelt
Earl H. Doppelt, Executive Vice President,
General Counsel and Secretary